--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the First Quarter Report of The Europe
Fund, Inc. On March 31, 2000, the end of the period under review, the Fund's net assets totaled $211.2 million. This represents a net asset value per share of $20.98, a rise of 14.29% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 14.51% increase in the MSCI Europe Index over the same time period. At the end of the period under review, the share price was quoted at $17.875 per share on the New York Stock Exchange, which represents a 14.80% discount to the Fund's net asset value per share and a rise of 11.81% per annum from its initial value, assuming reinvestment of dividends and distributions.

  We also enclose an economic review, a market review, a summary of portfolio activity, performance attribution and market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

        /s/ Anthony M. Solomon                 /s/ Stephen M. M. Miller
          Anthony M. Solomon                     Stephen M. M. Miller
        Chairman of the Board                         President

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

ECONOMIC REVIEW

  The level of economic growth continued to pick up during the first quarter of 2000. Consumer confidence remained strong throughout Europe. Business confidence data was also positive, with the German Chamber of Commerce reporting the highest level of confidence since 1995. Unemployment fell to 9.6% for the Eurozone.

  The combination of stronger consumer spending, higher energy prices and a weak Euro contributed to higher inflation. The Consumer Price Index for the Eurozone increased from 1.6% for the 12 month period ended November 30, 1999 to 2.0% for the 12 month period ended January 31, 2000.

  Concern about inflation led the monetary authorities to increase short-term interest rates. The European Central Bank did not move interest rates at the beginning of the year but has since increased rates twice, each time by 25 basis points. This brought the repo rate to 3.5% by the end of the quarter. The Bank of England also increased rates twice, bringing the base rate up to 6%.

  In spite of higher short-term interest rates, Euro weakness has persisted. The Euro broke through parity with the US dollar in mid January and continued to weaken over the quarter, reaching a level of $0.96 to the Euro by the end of March.

MARKET REVIEW
  The markets started the year on a weak note caused by the anticipation of higher interest rates. However, February saw a recovery, and the MSCI Europe Index finished the quarter up 3.2% overall. Volatility remained at exceptional levels and there was also a high level of sector rotation. 'New economy' stocks led the market until early March. Since then, there has been a rotation back into 'old economy' shares.

  In spite of weakness late in the quarter, Telecoms, Technology and Media were among the best performing sectors. Telecoms also benefited from the successful ending of the bid for Mannesmann by Vodafone AirTouch. Investors focusing on continental Europe (without Vodafone AirTouch in the benchmark) purchased stocks such as Deutsche Telekom and France Telecom to replace Mannesmann. British Telecommunications plc, however, issued a profit warning and underperformed. Stocks with exposure to the Internet outside Telecoms, Media and Technology performed strongly. The Materials and Financials sectors underperformed, with the exception of the German insurance companies, which rose in anticipation of changes in German tax regulations.

  On a country basis, the markets were driven by stock specific issues. The best performing stock markets were again Finland and Sweden, driven by Nokia Oyj and Ericsson. The worst performing market was Belgium. This was largely due to the poor performance of Fortis and Electrabel.

  Corporate activity slowed from the exceptional levels seen in the last quarter of 1999. However, a number of deals were announced. The most important ones were in the Financial sector: Deutsche Bank and Dresdner Bank announced plans to merge, as did Merita Nordbanken and Unibank. The Deutsche Bank--Dresdner Bank merger was later abandoned.

PORTFOLIO ACTIVITY
  In March we reduced our exposure to retailers to underweight in recognition of the pressure that new business distribution models would exert on the sector. We also increased our exposure to pharmaceuticals, bringing the Fund's weighting closer to the level within the MSCI Europe Index, given that the sector's valuation had become more attractive. Furthermore, although not part of the 'new economy', we believe this industry will not face the same structural pressure as some other sectors of the 'old economy' as a result of new technologies, the Internet and new business models.

  We also selectively increased our exposure to the Oil sector and took profits on some of our Media and Technology holdings that had performed well.

PERFORMANCE ATTRIBUTION
  Our Telecom holdings contributed positively to performance although we suffered from not having positions in France Telecom and Deutsche Telekom. A number of other large positions performed well: Siemens, which benefited from accelerating growth in semi-conductors and Vivendi, which announced the forthcoming launch of MAP, a joint venture between the telecom and media assets of Vivendi, Vodafone AirTouch and Canal +. The underweighting in the German banks was also positive.

OUTLOOK
  European economies should continue to recover. We believe this will underpin the Euro and we expect the currency to improve over the year, although in the short term there may be further downward pressure.

  Corporate activity slowed in the first quarter but should continue to support the market. When introduced next year, changes in tax regulations in Germany should notably accelerate the restructuring of the corporate landscape there.

  On the other hand, there is likely to be further upward pressure on interest rates given that inflation is now picking up slightly. The prospect of higher interest rates may upset the markets. This has already been by far the most important factor unsettling the markets in the past few weeks. With some volatility developing also on Wall Street, European stock markets are likely to consolidate further over the coming weeks.

PORTFOLIO SUMMARY
  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total market value at March 31, 2000 are outlined below:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FUND

Finland          3.9%
France          15.8%
Germany         14.2%
Ireland          0.7%
Italy           10.6%
Netherlands      5.1%
Norway           0.0%
Spain            4.7%
Sweden           5.4%
Switzerland     10.2%
United Kingdom  29.4%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI EUROPE INDEX

Finland          5.0%
France          15.9%
Germany         14.2%
Ireland          0.6%
Italy            6.2%
Netherlands      7.6%
Spain            4.1%
Sweden           4.7%
Switzerland      8.0%
United Kingdom  29.9%
Other*           3.8%

* Countries include Austria, Belgium, Denmark, Norway and Portugal.
  The Fund's ten largest equity holdings expressed as a percentage of total net assets at March 31, 2000 were:

Vodafone AirTouch............................     5.2%
Nokia Oyj (Series A).........................     3.4
Siemens......................................     3.1
Total Fina...................................     2.8
BP Amoco (Ordinary)..........................     2.8
Shell Transport & Trading (Registered).......     2.7
Ericsson.....................................     2.7
Software.....................................     2.4
Vivendi......................................     2.2
Roche (Bearer)...............................     2.1
Telefonica...................................     1.8
                                                 ----
                                                 31.2%
                                                 ====

  The Fund's sector weightings expressed as a percentage of net assets at March 31, 2000 were:

Services.....................................    36.8%
Finance......................................    19.1
Capital Equipment............................    17.4
Consumer Goods...............................    13.4
Energy.......................................     9.4
Materials....................................     3.1
Cash.........................................     0.5
Other Assets in Excess of Liabilities........     0.3
                                                -----
                                                100.0%
                                                =====

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2000 (UNAUDITED)

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
COMMON STOCKS--95.8%
                  FINLAND--3.9%
        34,000    Nokia Oyj (Series A).......................  $  7,202,169
                  --Electrical & Electronics
        15,000    Sonera Group Oyj...........................     1,025,116
                  --Telecommunications
                                                               ------------
                                                                  8,227,285
                                                               ------------
                  FRANCE--15.7%
        67,500    Accor......................................     2,652,649
                  --Leisure & Tourism
        15,500    AXA........................................     2,200,285
                  --Insurance
        25,000    Banque Nationale de Paris..................     1,976,906
                  --Banking
         5,373    Legrand....................................     1,001,679
                  --Electrical & Electronics
         4,400    LVMH.......................................     1,843,847
                  --Beverages & Tobacco
        31,470    +Marionnaud Parfumeriers...................     2,473,448
                  --Merchandising
        11,500    Pinault Printemps Redoute..................     2,134,004
                  --Merchandising
         5,750    PSA Peugeot Citroen........................     1,245,571
                  --Automobiles
        12,500    SEB........................................       724,866
                  --Appliances & Household Durables
        26,359    Sidel......................................     1,718,027
                  --Machinery & Engineering
         6,000    Societe Generale...........................     1,198,508
                  --Banking
        35,000    Societe Generale d'Entreprises.............     1,338,881
                  --Construction & Housing
         7,000    Suez Lyonnaise des Eaux....................     1,205,026
                  --Utilities - Gas & Electric
        40,000    Total Fina.................................     6,000,210
                  --Energy Sources
        16,000    Valeo......................................       789,037
                  --Automobiles

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
        40,000    Vivendi....................................  $  4,619,970
                  --Business & Public Services
                                                               ------------
                                                                 33,122,914
                                                               ------------
                  GERMANY--10.7%
         9,000    Allianz....................................     3,670,576
                  --Insurance
        75,000    Bayer......................................     3,371,524
                  --Chemicals
        13,500    DaimlerChrysler............................       885,079
                  --Automobiles
        17,500    Deutsche Bank..............................     1,164,937
                  --Banking
        20,000    Kamps......................................     1,165,536
                  --Food & Household Products
        45,000    Siemens....................................     6,491,441
                  --Electrical & Electronics
        45,000    Software...................................     5,003,370
                  --Data Processing & Reproduction
        40,000    Viag.......................................       812,808
                  --Utilities - Electric & Gas
                                                               ------------
                                                                 22,565,271
                                                               ------------
                  IRELAND--0.6%
       200,000    Bank of Ireland............................     1,418,580
                  --Banking
                                                               ------------
                  ITALY--10.6%
       450,000    Banca Intesa...............................     1,557,083
                  --Banking
        20,000    BIPOP......................................     2,106,783
                  --Banking
        14,000    Gucci Group (NY Registered)................     1,245,125
                  --Consumer Goods
        86,200    Mondadori Arnoldo Editore..................     2,201,895
                  --Broadcasting & Publishing
       830,000    Olivetti...................................     2,983,331
                  --Telecommunications
       728,295    Seat Pagine Galle..........................     3,616,007
                  --Broadcasting & Publishing
       120,000    Telecom Italia (Ordinary)..................     1,794,312
                  --Telecommunications

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
       360,000    Telecom Italia (Savings)...................  $  2,456,827
                  --Telecommunications
       550,000    Telecom Italia Mobile......................     2,635,875
                  --Telecommunications
       425,000    Unicredito Italiano........................     1,694,628
                  --Banking
                                                               ------------
                                                                 22,291,866
                                                               ------------
                  NETHERLANDS--5.1%
        22,500    Akzo Nobel.................................       961,855
                  --Chemicals
        15,000    +Equant....................................     1,246,529
                  --Data Processing & Reproduction
        65,000    ING Groep..................................     3,526,322
                  --Insurance
        55,000    Numico.....................................     2,037,531
                  --Food & Household Products
        36,200    VNU........................................     2,135,643
                  --Broadcasting & Publishing
        35,000    Wolters Kluwer.............................       805,140
                  --Broadcasting & Publishing
                                                               ------------
                                                                 10,713,020
                                                               ------------
                  SPAIN--4.6%
            17    +A.B. Capital Fund*........................        25,834
                  --Business & Public Services
        20,193    Acerinox...................................       799,361
                  --Metals
       230,000    Banco Bilbao Vizcaya Argentaria............     3,386,189
                  --Banking
       150,000    Telefonica.................................     3,795,660
                  --Telecommunications
        40,000    Telefonica Publicidad e Informacion........     1,744,086
                  --Broadcasting & Publishing
                                                               ------------
                                                                  9,751,130
                                                               ------------
                  SWEDEN--5.3%
        50,000    Atlas Copco................................     1,215,841
                  --Machinery & Engineering
        80,000    Electrolux (Series B)......................     1,514,590
                  --Appliances & Household Durables
        65,000    Ericsson...................................     5,712,714
                  --Electrical & Electronics

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
       115,000    Securitas (Series B).......................  $  2,783,117
                  --Business & Public Services
                                                               ------------
                                                                 11,226,262
                                                               ------------
                  SWITZERLAND--10.2%
        10,000    ABB........................................     1,150,810
                  --Electrical & Electronics
         5,250    Adecco (Registered)........................     3,637,706
                  --Business & Public Services
        10,000    Credit Suisse (Registered).................     1,994,336
                  --Banking
           530    Kuoni Reisen (Registered)..................     2,458,878
                  --Leisure & Tourism
         1,500    Nestle (Registered)........................     2,693,258
                  --Food & Household Products
         1,800    Novartis (Registered)......................     2,466,229
                  --Health & Personal Care
           400    Roche (Bearer).............................     4,352,594
                  --Health & Personal Care
           900    The Swatch Group (Bearer)..................     1,051,455
                  --Consumer Goods
         6,250    UBS (Registered)...........................     1,645,629
                  --Banking
                                                               ------------
                                                                 21,450,895
                                                               ------------
                  UNITED KINGDOM--29.1%
       150,000    Airtours (Ordinary)........................       805,743
                  --Leisure & Tourism
       180,000    Amvescap (Ordinary)........................     2,447,381
                  --Financial Services
       100,000    Barclays Bank (Ordinary)...................     2,650,724
                  --Banking
       650,000    BP Amoco (Ordinary)........................     5,945,390
                  --Energy Sources
        90,000    Carlton Communications (Ordinary)..........     1,065,181
                  --Broadcasting & Publishing
       100,000    Compass (Ordinary).........................     1,307,371
                  --Business & Public Services
       100,000    Diageo (Ordinary)..........................       750,960
                  --Beverages & Tobacco
       200,000    GKN (Ordinary).............................     2,478,475
                  --Machinery & Engineering
       100,000    Glaxo Wellcome (Ordinary)..................     2,862,846
                  --Health & Personal Care
       530,000    Hays (Ordinary)............................     3,467,831
                  --Business & Public Services
       215,000    HSBC (Ordinary)............................     2,540,915
                  --Banking

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
       140,000    Lloyds TSB (Ordinary)......................  $  1,478,153
                  --Banking
        90,000    Marks & Spencer (Ordinary).................       359,570
                  --Merchandising
        75,000    NXT (Ordinary).............................     2,183,019
                  --Electrical & Electronics
       175,000    Peninsular & Oriental Steam Navigation.....     1,818,386
                  --Transportation--Shipping
        75,000    Serco (Ordinary)...........................     3,259,577
                  --Business & Public Services
       700,000    Shell Transport & Trading (Registered).....     5,805,436
                  --Energy Sources
       240,000    SmithKline Beecham (Ordinary)..............     3,169,385
                  --Health & Personal Care
       900,000    Tesco (Ordinary)...........................     2,996,418
                  --Merchandising
       120,000    United News & Media (Ordinary).............     1,579,495
                  --Broadcasting & Publishing
     1,965,088    Vodafone AirTouch (Ordinary)...............    10,922,404
                  --Telecommunications
       200,000    Williams (Ordinary)........................     1,014,458
                  --Business & Public Services

---------------------------------------------------------------------------
                                                                  MARKET
    SHARES                       DESCRIPTION                      VALUE
---------------------------------------------------------------------------
       100,000    Wolseley (Ordinary)........................  $    558,215
                  --Building Materials & Components
                                                               ------------
                                                                 61,467,333
                                                               ------------
                  Total Common Stocks
                    (cost--$143,392,688).....................   202,234,556
                                                               ------------
PREFERRED STOCKS--3.4%
                  GERMANY--3.4%
        16,000    Henkel (Non-Voting)........................       923,227
                  --Chemicals
         6,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................     3,571,371
                  --Financial Services
        60,000    Rhoen-Klinikum (Non-Voting)................     2,720,223
                  --Health & Personal Care
                                                               ------------
                  Total Preferred Stocks
                    (cost--$2,723,242).......................     7,214,821
                                                               ------------
                  Total Investments--99.2%
                  (cost--$146,115,930) (a)...................   209,449,377
                  Unrealized Appreciation on Foreign Currency
                    Exchange Contracts--0.0% (b).............          (834)
                  Other Assets in Excess of
                    Liabilities--0.8%........................     1,733,033
                                                               ------------
                  Net Assets--100.0%.........................  $211,181,576
                                                               ============

------------------------------

 +   Non-income producing security.

ADR  American Depositary Receipt

* Investment in restricted security with an aggregate value of $25,834, representing 0.01% of net assets at March 31, 2000. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at March 31, 2000 was $146,115,930 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $63,333,447 (gross unrealized appreciation--$69,882,144; gross unrealized depreciation--$6,548,697).

(b) Foreign currency exchange contracts entered into to hedge purchase and sale commitments as of March 31, 2000 were as follows:

----------------------------------------------------------------------
Purchases                    In                               Net
            Contracts to  Exchange  Settlement             Unrealized
              Receive       For        Date      Value    Appreciation
----------------------------------------------------------------------
      EUR  116,001        $110,665    4/3/00    $111,187    $   522
     SEK 4,066,918        $469,485    4/3/00    $470,926      1,441
                                                            -------
                                                            $ 1,963
                                                            -------
----------------------------------------------------------------------
Sales       Contracts to     In     Settlement   Value       Net
              Deliver     Exchange    Date                Unrealized
                            For                           Depreciation
----------------------------------------------------------------------
      CHF 569,841         $340,814    4/3/00    $343,340    $(2,526)
      EUR 339,240         $324,890    4/4/00    $325,161       (271)
                                                            -------
                                                            $(2,797)
                                                            -------
Total                                                       $  (834)
                                                            =======
----------------------------------------------------------------------

CHF     Swiss Franc
EUR    Euro
SEK     Swedish Krona

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  STEPHEN M. M. MILLER, President
  DONALD C. BURKE, Vice President and Treasurer
  ROBERT E. PUTNEY, III, Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
800 Scudders Mill Road
Plainsboro, New Jersey 08536
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                ------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO and the US Securities and Exchange Commission.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Net asset value (NAV) and market price information about the Fund's shares are published weekly in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224
Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286
Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                QUARTERLY REPORT
                                 MARCH 31, 2000